Investments (Sales or Disposals and Impairments of Fixed Maturity and Equity Securities) (Details) (USD $) In Millions, unless otherwise specified	12 Months Ended
	Dec. 31, 2014	Dec. 31, 2013	Dec. 31, 2012
Fixed Maturity Securities
Components of Sales or Disposals of Fixed Maturity and Equity Securities
Proceeds	$ 82,075	$ 76,070	$ 59,219
Gross investment gains	1,165	1,326	944
Gross investment losses	(567)	(765)	(691)
Total OTTI losses recognized in earnings	(60)	(166)	(317)
Net investment gains (losses)	538	395	(64)
Equity securities
Components of Sales or Disposals of Fixed Maturity and Equity Securities
Proceeds	544	746	1,648
Gross investment gains	112	56	73
Gross investment losses	(11)	(25)	(35)
Total OTTI losses recognized in earnings	(36)	(26)	(34)
Net investment gains (losses)	$ 65	$ 5	$ 4